UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): October 25, 2005


                               SE FINANCIAL CORP.
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             (Exact name of Registrant as specified in its Charter)


       Pennsylvania                0-50684                     57-1199010
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(State or other jurisdiction     (Commission               (IRS Employer
of incorporation)                File Number)             Identification No.)


1901-03 East Passyunk Avenue, Philadelphia, Pennsylvania        19148
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(Address of principal executive offices)                      (Zip Code)

       Registrant's telephone number, including area code: (215) 468-1700
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                                 Not Applicable
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          (Former name or former address, if changed since last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]  Written  communications  pursuant to Rule 425 under the  Securities Act

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act

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                               SE FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------



Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal Officers.

         A new director, Charles M. Cahn, was elected to the Registrant's Board of Directors by board action effective October 25, 2005. Mr. Cahn has been appointed to serve on the following Board committees: Loan Committee and Human Resources Committee.

         A copy of the press release announcing the appointment is included with this Form 8-K as an exhibit.

Item 9.01 Financial Statements and Exhibits

         (c) Exhibits

         Exhibit 99-- Press Release dated October 28, 2005


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       SE FINANCIAL CORP.


Date: October 28, 2005                 By: /s/Pamela M. Cyr
                                           -------------------------------------
                                           Pamela M. Cyr
                                           President and Chief Executive Officer